POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 4, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares India Portfolio

Effective April 5, 2014, Joshua Betts no longer is a Portfolio Manager of the PowerShares India Portfolio. Accordingly, on that date, all information and references related to him are hereby removed from the Summary Prospectus.

Please Retain This Supplement For Future Reference.

P-PIN-SUMPRO-1 SUP-1 040414